UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2013

NGP CAPITAL RESOURCES COMPANY

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation) Fannin Street, Suite 3800 Houston, Texas (Address of principal executive offices)	814-00672 (Commission File Number)	20-1371499 (IRS Employer Identification No.) 77010 (Zip Code)

Registrant’s Telephone Number, including area code: (713) 752-0062

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 14, 2013, L. Scott Biar, our Chief Financial Officer, presented at EnerCom’s The Oil & Gas Conference. For the benefit of all investors, the slides accompanying this presentation are attached as Exhibit 99.1 to this current report on Form 8-K and will be posted on the registrant’s website, www.ngpcrc.com, under the section titled “Investor Relations”.

Item 9.01. Financial Statements and Exhibits.

d. Exhibits

99.1 NGP Capital Resources Company August 14, 2013 slide presentation.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP Capital Resources Company

By: /s/ L. Scott Biar

L. Scott Biar

Chief Financial Officer

Date: August 14, 2013

EXHIBIT INDEX

Exhibit

Number	Description

99.1	NGP Capital Resources Company August 14, 2013 slide presentation.